EXHIBIT 4.5

Private Financing

Non-brokered private placement with four institutional funds.

SUBSCRIPTION FOR COMMON SHARES

(For Non-Canadian Subscribers)

TO: Richmont Mines Inc. (the "Corporation")

The undersigned (hereinafter referred to as the "Subscriber") hereby subscribes for and agrees to purchase from the Corporation the number of common shares of the capital of the Corporation (each a "Common Share") to be issued for the aggregate consideration set forth below, representing a subscription price of Cdn$4.35 per Common Share (the "Offering Price"), upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription Agreement for Common Shares of Richmont Mines Inc." attached hereto (together with the face pages and the attached Exhibit I, as applicable, the "Subscription Agreement").

Number of Common Shares: 1,360,000
	Brookdale International Partners, L.P.		Price Per Common Share: $4.35
	(Name of Subscriber – please print)		Aggregate Consideration:	$5,916,000

By:	/s/ Eitan Milgram
Authorized Signature
Beneficial Subscriber Information (if not the same as Subscriber)
Executive Vice President of WAM GP LLC, as General Partner of Weiss Asset Management LP, as Investment Manager of Brookdale International Partners, L.P.
(Official Capacity or Title – please print)

	Please print name of individual whose signature appears above if different than the name of the subscriber printed above.		(Name of Beneficial Subscriber for whom subscriber is contracting)

Eitan Milgram
(Beneficial Subscriber’s Residential Address)

(Subscriber’s Residental Address)
(Telephone Number)
REGISTERED ADDRESS

(Fax Number)
(MAILING ADDRESS)

(Email Address)
	(Telephone Number)	(E-mail Address)

	Register the Common Shares as set forth below:		Deliver the Common Shares as set forth below:

	(Name)		(Name)

	(Account reference, if applicable)		(Account reference, if applicable)

	(Address)		(Contact Name)

(Address)

2

A.	Present Ownership of Securities

The Subscriber either [check appropriate box]:

[ X ]	owns directly or indirectly, or exercises control or direction over, no common shares of the Corporation or securities convertible into common shares in the capital stock of the Corporation; or

[ ]

owns directly or indirectly, or exercises control or direction over, ________, common shares of the Corporation and convertible securities entitling the Subscriber to acquire an additional ________common shares in the capital stock of the Corporation.

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement Sept. 25, 2012

Richmont Mines Inc.

Per:	/s/ Paul Carmel
Authorized Signatory

Paul Carmel
President&CEO

TERMS AND CONDITIONS OF SUBSCRIPTION AGREEMENT
FOR COMMON SHARES OF RICHMONT MINES INC.

1.	Definitions

"$" means lawful money of Canada;

"Agreement" or "Subscription Agreement" means this subscription agreement, as the same may be amended, supplemented or restated from time to time;

"Business Day" means a day other than a Saturday, Sunday or any other day on which Canadian chartered banks are not open for the transaction of regular business in the City of Montréal, Québec;

"Closing" means the closing on the Closing Date of the issue and sale of Common Shares as contemplated by this Subscription Agreement;

"Closing Date" means on or about September 26, 2012, or such other date as agreed to by the Corporation;

"Closing Time" means 8:00 a.m. (Montréal time) on the Closing Date or such other time as the Corporation may agree;

"NI 45-106" means National Instrument 45-106 respecting Prospectus and Registration Exemptions or Regulation 45-106 respecting Prospectus and Registration Exemptions in Québec;

"Person" means an individual (whether acting as an executor, trustee, administrator, legal representative or otherwise), a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

"Regulation D" means Regulation D promulgated by the SEC under the U.S. Securities Act;

"Regulation S" means Regulation S promulgated by the SEC under the U.S. Securities Act;

"SEC" means the United States Securities and Exchange Commission;

"Securities Laws" means, as applicable, the securities laws, regulations, rules, rulings and orders in each Selling Jurisdiction, the applicable policy statements issued by the securities regulators in each Selling Jurisdiction and the rules and policies of the TSX, the NYSE MKT as well as the U.S. Securities Act and U.S. Securities Exchange Act of 1934, as amended, state securities laws and, in each case the rules and regulations adopted thereunder;

"Securities Regulators" means the securities commissions or other securities regulatory authorities of all of the Selling Jurisdictions or the relevant Selling Jurisdiction as the context so requires;

"Selling Jurisdiction" means, in the ease of any Subscriber, the provinces of Canada and the United States and such other jurisdictions in which any such Subscriber resides or is otherwise subject to the Securities Laws;

2

"TSX" means the Toronto Stock Exchange;

"United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia; and

"U.S. Securities Act" means the United States Securities Act of 1933, as amended.

2.	Terms of the Offering

(a)	The Common Shares are part of an offering (the "Offering") of up to 8,045,978 Common Shares for aggregate gross proceeds of up to $35,000,000.

(b)

The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that this subscription is subject to rejection or allotment by the Corporation in whole or in part.

3.	Representations, Warranties and Covenants of the Subscriber

By executing this Subscription Agreement, the Subscriber (and, if applicable, the others for whom it is contracting hereunder) represents, warrants and covenants to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)

it has been independently advised as to restrictions with respect to trading in the Common Shares imposed by applicable Securities Laws in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Corporation with respect thereto, acknowledges that it is aware of the characteristics of Common Shares, the risks relating to an investment therein, and that it may not be able to resell the Common Shares until the expiration of the applicable hold period except in accordance with limited exemptions under applicable securities legislation and regulatory policy and it agrees that any certificates representing the Common Shares will bear a legend indicating that the sale of such securities is restricted. The Subscriber further acknowledges that it should consult its own legal counsel in its jurisdiction for full particulars of applicable resale restrictions;

(b)

it has not received, nor has it requested, nor does it have any need to receive, any prospectus, sales or advertising literature, offering memorandum or any other document describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Common Shares, and it has not become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display such as the Internet with respect to the distribution of the Common Shares;

(c)

it has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation except as expressly set forth herein;

(d)

Unless it is purchasing under subparagraph 3(e), then it is purchasing the Common Shares as principal or deemed to be purchasing as principal in accordance with applicable Securities Laws, it is resident of, or otherwise subject to the laws of, the jurisdiction

3

disclosed under "Subscriber's Address" on the face page of this Agreement, and fully complies with one of the criteria set forth below:

(i)	if the Subscriber, or the disclosed principal on whose behalf it is acting, is a person resident in Canada, it is subscribing Common Shares for an aggregate acquisition cost of not less than Cdn$150,000 payable in cash at Closing and, if it is not an individual, it was not created and is not used solely to purchase or hold securities in reliance on the exemption from the prospectus requirement of Securities Laws contained in Section 2.10 of NI 45-106; or

(ii)	if the Subscriber, or the disclosed principal on whose behalf it is acting, is not a person resident in Canada, the subscription for the Common Shares by the Subscriber, or such disclosed principal, does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber, or such disclosed principal, resides and it has concurrently executed and delivered a Representation Letter in the form attached as Exhibit I to this Subscription Agreement and the representations and warranties contained therein will be true and correct both as of the date of execution of this Subscription Agreement and as of the applicable Closing Date;

(e)

if it is not purchasing as principal, and not deemed to be purchasing as a principal in accordance with applicable Securities Laws, it is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is named under "Name of Beneficial Subscriber" on the face page of this Agreement, and to provide and agree to all Subscriber's representations, warranties and covenants on behalf of such beneficial purchasers, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities, the identity of each beneficial purchaser of Common Shares for whom it may be acting, and if it is acting as agent for one or more disclosed principals, each of such principals is purchasing as principal for its own account, and all of the representations, warranties and covenants, excluding this paragraph 3(e) are also given in respect of such principal, except that references to the Subscriber's address are deemed to be references to the disclosed address of the beneficial purchaser disclosed under "Beneficial Subscriber's Address" on the face page of this Agreement;

(f)	it acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares;

(ii)	there is no government or other insurance covering the Common Shares;

(iii)	there are restrictions on the Subscriber's ability to resell the Common Shares and it is the responsibility of the Subscriber to comply with them before selling the Common Shares;

(iv)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by

4

 applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(v)	an investment in the Common Shares involves a high degree of risk and the Subscriber may lose its entire investment;

(vi)	the Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current shareholders or securityholders of the Corporation, including the Subscriber;

(vii)	the offer, issuance, sale and delivery of the Common Shares is conditional upon such sale being exempt from the prospectus filing or registration requirements and the requirement to deliver an offering memorandum in connection with the distribution of the Common Shares under the Securities Laws of the Selling Jurisdictions or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus;

(viii)	in purchasing the Common Shares, the Subscriber has not relied upon any verbal or written representation, including any investor presentation delivered to Subscribers, as to any fact or otherwise made by or on behalf of the Corporation or any of its employees, agents or affiliates thereof or any other person associated therewith; the Subscriber acknowledges that the decision to purchase the Common Shares was made solely on the basis of currently available public information and this Subscription Agreement;

(ix)	the Corporation has the right to accept or reject the Subscriber's subscription in whole or in part;

(x)	the Corporation's counsel is acting as counsel to the Corporation, and not as counsel to the Subscriber;

(g)

it is aware that the Common Shares have not been and will not be registered under the U.S. Securities Act or the Securities Laws of any state of the United States and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Common Share;

(h)

except if the United States is indicated as being its jurisdiction of residence on the face page of this Subscription Agreement, the Common Shares have not been offered to the Subscriber in the United States, and the Subscriber represents and warrants that the purchase of the Common Shares will occur in an "offshore transaction" (as defined under Regulation S);

(i)

except if the United States is indicated as being its jurisdiction of residence on the face page of this Subscription Agreement, it is not a U.S. person (as defined in Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. person and any partnership or corporation

5

organized or incorporated under the laws of the United States) and is not purchasing the Common Shares on behalf of, or for the account or benefit of, a person in the United States or a U.S. person or for resale in the United States;

(j)

it undertakes and agrees that it will not offer or sell the Common Shares in the United States unless such securities are registered under the U.S. Securities Act and the Securities Laws of all applicable states of the United States or an exemption from such registration requirements is available;

(k)	if it is an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto;

(l)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(m)

if it is a company, partnership, unincorporated association or other entity, it has the legal capacity and competence to enter into and be bound by this Subscription Agreement and further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained and it was not created solely and is not being used solely to purchase or hold securities in reliance on a prospectus exemption;

(n)	it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it is able to bear the economic risk of loss of its investment;

(o)	it does not act jointly or in concert with any other subscriber for Common Shares for the purpose of the acquisition of the Common Shares;

(p)

if required by applicable Securities Laws, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Common Shares (including a Representation Letter in the form attached hereto as Exhibit I, as applicable);

(q)

the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber or any agreement to which the Subscriber is a party or by which it is bound, or if the Subscriber is not an individual, any of the Subscriber's constating documents;

(r)

the Subscriber acknowledges that it has been encouraged to and should obtain independent legal and investment advice with respect to its subscription for these Common Shares and accordingly, has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Subscription Agreement;

(s)	it acknowledges and confirms that no representation has been made to it with respect to the future value or price of any of the Common Shares;

6

(t)	it acknowledges that all certificates representing the Common Shares will bear the following restrictive legends required by applicable Securities Laws and stock exchange rules:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [four months and one day from the Closing Date]."

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE."

(u)

the funds which will be advanced by the Subscriber to the Corporation hereunder will not  represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) (the "PCMLA") and Terrorist Financing Act (Canada) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of the knowledge of the Subscriber: (a) none of the subscription funds to be provided by the Subscriber: (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction; or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (b) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and will provide the Corporation with appropriate information in connection therewith;

(v)

the Subscriber has no knowledge of a "material fact" or "material change" (as those terms are defined in the applicable Securities Laws) in the affairs of the Corporation that has not been generally disclosed to the public;

(w)

the representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon in determining the suitability of a purchaser of Common Shares and will be true and correct at the Closing Time on the Closing Date and will survive the completion of the issuance of the Common Shares. The Subscriber undertakes to immediately notify the Corporation at 1501 McGill College, Montréal, Québec, H3A 3M8; Attention: Paul Carmel, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time on the Closing Date; and

(x)

the Subscriber agrees to indemnify and hold harmless the Corporation, and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any false representation or warranty of the Subscriber contained herein or in any document furnished by the

7

Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith.

4.	Representations, Warranties and Covenants of the Corporation

The Corporation hereby represents, warrants and covenants and agrees to and with the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

(a)

the Corporation is incorporated and organized and existing under the laws of Québec, is qualified to carry on its business and is in good standing in each jurisdiction in which the conduct of its business or the ownership, leasing or operation of its property and assets requires such qualification, and has all requisite corporate power and authority to carry on its business, to own, lease and operate its property and assets and to execute, deliver and perform its obligations under this Agreement, including the issuance of the Common Shares;

(b)

the Corporation has conducted and is conducting its business in compliance with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on and holds all necessary licenses, permits, approvals, consents, certificates, registrations and authorizations (whether governmental, regulatory or otherwise) (the "Licenses") to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated, and the Licenses are validly existing and in good standing and none of the Licenses contains any burdensome term, provision, condition or limitation which has or may have a materially adverse effect on the operation of the business of the Corporation as now carried on or as proposed to be carried on;

(c)	the authorized capital of the Corporation consists of an unlimited number of common shares, with no par value;

(d)

the Corporation is a qualified issuing corporation under the Québec Stock Savings Plan II (QSSP II) in accordance with the Taxation Act (Québec) and the Common Shares qualify as qualifying shares upon issuance for inclusion in a QSSP II in accordance with applicable legislation for qualified investment funds;

(e)	the Corporation will use the net proceeds of the Offering for general working capital purposes;

(f)

the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Corporation or any agreement to which the Corporation is a party or by which it is bound, or any of the Corporation's constating documents

(g)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Corporation;

(h)	the Commons Shares are or will be validly issued, fully paid, free from all liens, charges, claims, encumbrances and not subject to any call;

8

(i)

each consent, authorization, order or approval of, or filing or registration with, any governmental authority or other regulatory body or other third party required on or prior to the Closing Date for or in connection with the execution by the Corporation of this Subscription Agreement and the performance of the obligations to be assumed by this Subscription Agreement by the Corporation has been duly obtained and made and constitutes legal, valid, binding and enforceable obligations of the Corporation in accordance with its terms;

(j)

all information relating to the Corporation which might be relevant or material in connection with the transactions contemplated by this Subscription Agreement has been generally disclosed to the public through public announcements or disclosures by the Corporation to the TSX and/or NYSE MKT; and

(k)

there are no legal proceedings started or threatened against the Corporation (to the best of the knowledge of the Corporation after making due and careful enquiries) for its winding- up or dissolution, or for it or any of them to enter into any arrangement for composition for the benefit of creditors, or for the appointment of a receiver, judicial manager, trustee or similar officer of any of them or any of their respective properties, revenues or assets.

5.	Closing

(a)

The Subscriber agrees to deliver to the Corporation at closing: (a) this duly completed and executed Subscription Agreement (including, if the Subscriber, or the disclosed principal on whose behalf it is acting, is not a person resident in Canada, a Representation Letter in the form attached as Exhibit I); and (b) payment, in such manner as is acceptable to the Corporation and as directed by the Corporation, for the aggregate subscription price of the Common Shares subscribed for under this Subscription Agreement.

(b)	The Closing will be held at the offices of the Corporation's counsel at the Closing Time on the Closing Date.

(c)

The Subscriber acknowledges that the certificates representing the Common Shares will be available for delivery upon Closing against payment of the aggregate subscription price for the Common Shares provided that the Subscriber has satisfied all applicable requirements of Section (a) hereof and the Corporation has accepted this Subscription Agreement.

(d)

The Corporation will be entitled to rely on delivery of a facsimile or scanned copy of executed Subscription Agreements, and acceptance by the Corporation of such agreements shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

6.	Privacy Legislation

The Subscriber acknowledges and consents to the fact that the Corporation is collecting the Subscriber's (and any beneficial purchaser for which the Subscriber is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada)

9

and any other applicable similar replacement or supplemental provincial or federal, or United States or any state, legislation or laws in effect from time to time) for the purpose of completing the Subscriber's subscription. The Subscriber acknowledges and consents to the Corporation retaining the personal information for so long as permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Corporation may be required by applicable Securities Laws, stock exchange rules and/or the Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser for which the Subscriber is contracting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Subscriber is contracting.

7.	Subscriber Acknowledgement

In addition, the Subscriber agrees and acknowledges that:

(a)

the Corporation will deliver certain personal information, including information regarding the name, address, telephone number and amount subscribed for, to the securities regulatory authorities, including the Ontario Securities Commission, the TSX, the NYSE MKT and the Autorité des marchés financiers, as applicable;

(b)	the information is being collected indirectly by the securities regulatory authorities under authority granted to them in securities legislation;

(c)	the information is being collected for the purposes of the administration and enforcement of such securities legislation; and

(d)

the Subscriber can contact the Administrative Support Clerk at the Ontario Securities Commission at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, (416) 593-3684 for information regarding the collection and use of this personal information by the Ontario Securities Commission.

8.	Conditional upon NYSE MKT and TSX Approvals

Without limitation, this subscription and the transactions contemplated hereby are conditional upon and subject to the Corporation receiving the required TSX and NYSE MKT approvals of this subscription and the transactions contemplated hereby.

9 .	Assignment

The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided however, that this Subscription Agreement may not be assigned by either party without the consent of the other party.

10 .	General

(a)	The contract arising out of this Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Québec and the laws of Canada

10

applicable therein. The Subscriber and the Corporation each irrevocably attorn to the jurisdiction of the courts of the Province of Québec.

(b)	Time shall be of the essence hereof.

(c)

This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

(d)

The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Common Shares to the Subscriber shall be borne by the Subscriber.

(e)

The Subscriber acknowledges and agrees that the acceptance of the Subscription Agreement will be conditional among other things upon the sale of the Common Shares to the Subscriber being exempt from any prospectus requirements of all applicable Securities Laws.

(f)

The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Common Shares be drawn up in the English language only. Le souscripteur reconnaît par les présentes avoir consenti et exigé que tous les documents faisant foi ou se rapportant de quelque manière à la vente des actions ordinaires soient rédigés en anglais seulement.

(g)	The covenants, representations and warranties contained herein shall survive the Closing.

EXHIBIT I

REPRESENTATION LETTER
FOR NON-CANADIAN SUBSCRIBERS

To: Richmont Mines Inc.

The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, further represents, warrants and covenants to and with the Corporation and its counsel (and acknowledges that the Corporation and its counsel are relying thereon) that it is, and (if applicable) any disclosed beneficial purchaser for whom it is contracting hereunder is, a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada, and:

(a)	the Subscriber is, and (if applicable) any other purchaser for whom it is contracting hereunder, is:

(i)

a purchaser that is recognized by the securities regulators in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is contracting hereunder is resident or otherwise subject to the securities laws of such jurisdiction as an exempt purchaser and (subject to (b)(i) below) is purchasing the Common Shares as principal for its, or (if applicable) each such other purchaser's, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution and no other person, corporation, firm or other organization has a beneficial interest in the said securities being purchased, or purchasing the securities as agent or trustee for the principal disclosed on the face page of this Agreement and each disclosed principal for whom the Subscriber is acting is purchasing as principal for its own account, and not for the benefit of any other person, and is purchasing for investment only and not a view to resale or distribution; or

(ii)

a purchaser which is purchasing Common Shares pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Corporation, the Subscriber and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any such other purchaser are otherwise subject to, and the Subscriber and any such other purchaser shall deliver to the Corporation such further particulars of the exemption and their qualification thereunder as the Corporation may reasonably request;

(b)	if the Subscriber is resident in or otherwise subject to applicable securities laws of the United States:

(i)	it understands and agrees that the Common Shares have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and the Common Shares are being offered and sold by the Corporation, to the Subscriber in reliance upon Rule 506 of Regulation D or Section 4(2) under the U.S. Securities Act;

(ii)	the undersigned represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

2

(a) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits, and risks of the investment and it is able to bear the economic risk of loss of the investment;

(b) it is purchasing the Common Shares for its own account or for the account of one or more persons for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Common Shares in the United States; provided, however, that the Subscriber may sell or otherwise dispose of any Common Shares pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(c) it, and if applicable, each person for whose account it is purchasing the Common Shares satisfies one or more of the categories of "accredited investor" indicated below (the Subscriber must initial the appropriate line(s)):

________	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

________	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

________	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or

________	Category 4.	An insurance company as defined in Section 2(13) of the U.S Securities Act; or

________	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

________	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

________	Category 7.	A small business investment company licensed by the U. S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

________	Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

3

________	Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U. S. $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons who are accredited investors; or

________	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

[EM]	Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

________	Category 12.	Any director or executive officer of the Corporation; or

________	Category 13.	A natural person whose individual net worth, or joint net worth with that person's spouse (exclusive of the value of such person's primary residence), at the date hereof exceeds U.S.$ 1,000,000; or

________	Category 14.	A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

________	Category 15.	A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

________	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(d) it has not purchased the Common Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(e) it understands that if it decides to offer, sell or otherwise transfer the Common Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i) the transfer is to the Corporation;

4

(ii) the transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii) the transfer is made in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or

(iv) the securities are transferred in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities; and

(v) in the case of transfers pursuant to (iii) or (iv) above, it has prior to such sale furnished to the Corporation an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Corporation;

(iii)	it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state securities laws and regulations, the certificates representing the Common Shares will bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS, AND IN EACH CASE OF (C) OR (D) THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. IF THE SECURITIES ARE BEING SOLD AT ANY TIME THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN RULE 902 UNDER THE U.S. SECURITIES ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM THE CORPORATION'S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION IN THE FORM SET FORTH IN APPENDIX I OF EXHIBIT I OF THE SUBSCRIPTION AGREEMENT DATED [SEPTEMBER XX, 2012] TO THE CORPORATION AND THE CORPORATION'S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT."

5

provided, that if the Common Shares are being sold under clause (B) above, at a time when the Corporation is a "foreign issuer" as defined in Rule 902 under the U.S. Securities Act, the legend set forth above may be removed by providing a declaration in the form attached as Appendix I to this Exhibit I to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the U.S. Securities Act;

(iv)	if any of the Common Shares are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Corporation's transfer agent of an opinion reasonably satisfactory to the Corporation to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(v)	it understands and acknowledges that the Corporation is not obligated to remain a "foreign issuer" within the meaning of Regulation S under the U. S. Securities Act;

(vi)	it has had the opportunity to ask questions of and receive answers from the Corporation regarding the investment, and has received all the information regarding the Corporation that it has requested;

(vii)	it understands that the Corporation may instruct its registrar and transfer agent not to record any transfer of any securities of the Corporation without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws;

(viii)

it consents to the Corporation making a notation on its records or giving instructions to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;

(ix)

it understands and acknowledges that the Corporation has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Common Shares in the United States;

(x)

it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Common Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such securities. In particular, no determination has been made whether the Corporation will be a "passive foreign investment company" ("PFIC") within the meaning of Section 1291 of the United States Internal Revenue Code;

(xi)

the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Common Shares is the address listed on the face page of the Subscription Agreement;

(xii)

it acknowledges that the representations, warranties and covenants contained in this Agreement are made by it with the intent that they may be relied upon by the Corporation in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Common Shares. It agrees that by accepting Common Shares it shall be representing and warranting that the

6

representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Common Shares and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities; and

(xiii)	The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

Dated at Boston, MA this 25th day of September,2012.

Brookdale International Partners, L.P.
Name of Subscriber

By: /s/ Eitan Milgram
Signature

Eitan Milgram

Title:	Executive Vice President of WAM GP LLC,
as General Partner of Weiss Asset Management L.P.
as Investment Manager of Brookdale International Partners, L.P.

APPENDIX I

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

To	Richmont Mines Inc. (the "Corporation")
and its Transfer Agent Computershare Investor Services Inc.

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not (a) an "affiliate" of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act), (b) a "distributor" or (c) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a "designated offshore securities market", and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off” the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated ________ 20__.	X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

SUBSCRIPTION FOR COMMON SHARES

(For Non-Canadian Subscribers)

TO: Richmont Mines Inc. (the "Corporation")

The undersigned (hereinafter referred to as the "Subscriber") hereby subscribes for and agrees to purchase from the Corporation the number of common shares of the capital of the Corporation (each a "Common Share") to be issued for the aggregate consideration set forth below, representing a subscription price of Cdn$4.35 per Common Share (the "Offering Price"), upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription Agreement for Common Shares of Richmont Mines Inc." attached hereto (together with the face pages and the attached Exhibit I, as applicable, the "Subscription Agreement").

Number of Common Shares: 640,000
	Brookdale Global Opportunity Fund		Price Per Common Share: $4.35
	(Name of Subscriber – please print)		Aggregate Consideration:	$2,784,000

By:	/s/ Eitan Milgram
Authorized Signature
Beneficial Subscriber Information (if not the same as Subscriber)
Executive Vice President of WAM GP LLC, as General Partner of Weiss Asset Management LP, as Investment Manager of Brookdale Global Opportunity Fund
(Official Capacity or Title – please print)

	Please print name of individual whose signature appears above if different than the name of the subscriber printed above.		(Name of Beneficial Subscriber for whom subscriber is contracting)

Eitan Milgram
(Beneficial Subscriber’s Residential Address)

(Subscriber’s Residental Address)
(Telephone Number)
REGISTERED ADDRESS

(Fax Number)
(MAILING ADDRESS)

(Email Address)
	(Telephone Number)	(E-mail Address)

	Register the Common Shares as set forth below:		Deliver the Common Shares as set forth below:

	(Name)		(Name)

	(Account reference, if applicable)		(Account reference, if applicable)

	(Address)		(Contact Name)

(Address)

2

A.	Present Ownership of Securities

The Subscriber either [check appropriate box]:

[ X ]	owns directly or indirectly, or exercises control or direction over, no common shares of the Corporation or securities convertible into common shares in the capital stock of the Corporation; or

[ ]

owns directly or indirectly, or exercises control or direction over, ________, common shares of the Corporation and convertible securities entitling the Subscriber to acquire an additional ________common shares in the capital stock of the Corporation.

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement Sept. 25, 2012

Richmont Mines Inc.

Per:	/s/ Paul Carmel
Authorized Signatory

Paul Carmel
President&CEO

TERMS AND CONDITIONS OF SUBSCRIPTION AGREEMENT
FOR COMMON SHARES OF RICHMONT MINES INC.

1.	Definitions

"$" means lawful money of Canada;

"Agreement" or "Subscription Agreement" means this subscription agreement, as the same may be amended, supplemented or restated from time to time;

"Business Day" means a day other than a Saturday, Sunday or any other day on which Canadian chartered banks are not open for the transaction of regular business in the City of Montréal, Québec;

"Closing" means the closing on the Closing Date of the issue and sale of Common Shares as contemplated by this Subscription Agreement;

"Closing Date" means on or about September 26, 2012, or such other date as agreed to by the Corporation;

"Closing Time" means 8:00 a.m. (Montréal time) on the Closing Date or such other time as the Corporation may agree;

"NI 45-106" means National Instrument 45-106 respecting Prospectus and Registration Exemptions or Regulation 45-106 respecting Prospectus and Registration Exemptions in Québec;

"Person" means an individual (whether acting as an executor, trustee, administrator, legal representative or otherwise), a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

"Regulation D" means Regulation D promulgated by the SEC under the U.S. Securities Act;

"Regulation S" means Regulation S promulgated by the SEC under the U.S. Securities Act;

"SEC" means the United States Securities and Exchange Commission;

"Securities Laws" means, as applicable, the securities laws, regulations, rules, rulings and orders in each Selling Jurisdiction, the applicable policy statements issued by the securities regulators in each Selling Jurisdiction and the rules and policies of the TSX, the NYSE MKT as well as the U.S. Securities Act and U.S. Securities Exchange Act of 1934, as amended, state securities laws and, in each case the rules and regulations adopted thereunder;

"Securities Regulators" means the securities commissions or other securities regulatory authorities of all of the Selling Jurisdictions or the relevant Selling Jurisdiction as the context so requires;

"Selling Jurisdiction" means, in the ease of any Subscriber, the provinces of Canada and the United States and such other jurisdictions in which any such Subscriber resides or is otherwise subject to the Securities Laws;

"TSX" means the Toronto Stock Exchange;

"United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia; and

"U.S. Securities Act" means the United States Securities Act of 1933, as amended.

2.	Terms of the Offering

(a)	The Common Shares are part of an offering (the "Offering") of up to 8,045,978 Common Shares for aggregate gross proceeds of up to $35,000,000.

(b)

The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that this subscription is subject to rejection or allotment by the Corporation in whole or in part.

3.	Representations, Warranties and Covenants of the Subscriber

By executing this Subscription Agreement, the Subscriber (and, if applicable, the others for whom it is contracting hereunder) represents, warrants and covenants to the Corporation (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)

it has been independently advised as to restrictions with respect to trading in the Common Shares imposed by applicable Securities Laws in the jurisdiction in which it resides, confirms that no representation has been made to it by or on behalf of the Corporation with respect thereto, acknowledges that it is aware of the characteristics of Common Shares, the risks relating to an investment therein, and that it may not be able to resell the Common Shares until the expiration of the applicable hold period except in accordance with limited exemptions under applicable securities legislation and regulatory policy and it agrees that any certificates representing the Common Shares will bear a legend indicating that the sale of such securities is restricted. The Subscriber further acknowledges that it should consult its own legal counsel in its jurisdiction for full particulars of applicable resale restrictions;

(b)

it has not received, nor has it requested, nor does it have any need to receive, any prospectus, sales or advertising literature, offering memorandum or any other document describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Common Shares, and it has not become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display such as the Internet with respect to the distribution of the Common Shares;

(c)

it has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation except as expressly set forth herein;

(d)

Unless it is purchasing under subparagraph 3(e), then it is purchasing the Common Shares as principal or deemed to be purchasing as principal in accordance with applicable Securities Laws, it is resident of, or otherwise subject to the laws of, the jurisdiction disclosed under "Subscriber's Address" on the face page of this Agreement, and fully complies with one of the criteria set forth below:

(i)	if the Subscriber, or the disclosed principal on whose behalf it is acting, is a person resident in Canada, it is subscribing Common Shares for an aggregate acquisition cost of not less than Cdn$150,000 payable in cash at Closing and, if it is not an individual, it was not created and is not used solely to purchase or hold securities in reliance on the exemption from the prospectus requirement of Securities Laws contained in Section 2.10 of NI 45-106; or

(ii)	if the Subscriber, or the disclosed principal on whose behalf it is acting, is not a person resident in Canada, the subscription for the Common Shares by the Subscriber, or such disclosed principal, does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber, or such disclosed principal, resides and it has concurrently executed and delivered a Representation Letter in the form attached as Exhibit I to this Subscription Agreement and the representations and warranties contained therein will be true and correct both as of the date of execution of this Subscription Agreement and as of the applicable Closing Date;

(e)

if it is not purchasing as principal, and not deemed to be purchasing as a principal in accordance with applicable Securities Laws, it is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is named under "Name of Beneficial Subscriber" on the face page of this Agreement, and to provide and agree to all Subscriber's representations, warranties and covenants on behalf of such beneficial purchasers, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities, the identity of each beneficial purchaser of Common Shares for whom it may be acting, and if it is acting as agent for one or more disclosed principals, each of such principals is purchasing as principal for its own account, and all of the representations, warranties and covenants, excluding this paragraph 3(e) are also given in respect of such principal, except that references to the Subscriber's address are deemed to be references to the disclosed address of the beneficial purchaser disclosed under "Beneficial Subscriber's Address" on the face page of this Agreement;

(f)	it acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares;

(ii)	there is no government or other insurance covering the Common Shares;

(iii)	there are restrictions on the Subscriber's ability to resell the Common Shares and it is the responsibility of the Subscriber to comply with them before selling the Common Shares;

(iv)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(v)	an investment in the Common Shares involves a high degree of risk and the Subscriber may lose its entire investment;

(vi)	the Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current shareholders or securityholders of the Corporation, including the Subscriber;

(vii)	the offer, issuance, sale and delivery of the Common Shares is conditional upon such sale being exempt from the prospectus filing or registration requirements and the requirement to deliver an offering memorandum in connection with the distribution of the Common Shares under the Securities Laws of the Selling Jurisdictions or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus;

(viii)	in purchasing the Common Shares, the Subscriber has not relied upon any verbal or written representation, including any investor presentation delivered to Subscribers, as to any fact or otherwise made by or on behalf of the Corporation or any of its employees, agents or affiliates thereof or any other person associated therewith; the Subscriber acknowledges that the decision to purchase the Common Shares was made solely on the basis of currently available public information and this Subscription Agreement;

(ix)	the Corporation has the right to accept or reject the Subscriber's subscription in whole or in part;

(x)	the Corporation's counsel is acting as counsel to the Corporation, and not as counsel to the Subscriber;

(g)

it is aware that the Common Shares have not been and will not be registered under the U.S. Securities Act or the Securities Laws of any state of the United States and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Common Share;

(h)

except if the United States is indicated as being its jurisdiction of residence on the face page of this Subscription Agreement, the Common Shares have not been offered to the Subscriber in the United States, and the Subscriber represents and warrants that the purchase of the Common Shares will occur in an "offshore transaction" (as defined under Regulation S);

(i)

except if the United States is indicated as being its jurisdiction of residence on the face page of this Subscription Agreement, it is not a U.S. person (as defined in Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing the Common Shares on behalf of, or for the account or benefit of, a person in the United States or a U.S. person or for resale in the United States;

(j)

it undertakes and agrees that it will not offer or sell the Common Shares in the United States unless such securities are registered under the U.S. Securities Act and the Securities Laws of all applicable states of the United States or an exemption from such registration requirements is available;

(k)	if it is an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto;

(l)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(m)

if it is a company, partnership, unincorporated association or other entity, it has the legal capacity and competence to enter into and be bound by this Subscription Agreement and further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained and it was not created solely and is not being used solely to purchase or hold securities in reliance on a prospectus exemption;

(n)	it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it is able to bear the economic risk of loss of its investment;

(o)	it does not act jointly or in concert with any other subscriber for Common Shares for the purpose of the acquisition of the Common Shares;

(p)

if required by applicable Securities Laws, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Common Shares (including a Representation Letter in the form attached hereto as Exhibit I, as applicable);

(q)

the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber or any agreement to which the Subscriber is a party or by which it is bound, or if the Subscriber is not an individual, any of the Subscriber's constating documents;

(r)

the Subscriber acknowledges that it has been encouraged to and should obtain independent legal and investment advice with respect to its subscription for these Common Shares and accordingly, has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Subscription Agreement;

(s)	it acknowledges and confirms that no representation has been made to it with respect to the future value or price of any of the Common Shares;

(t)	it acknowledges that all certificates representing the Common Shares will bear the following restrictive legends required by applicable Securities Laws and stock exchange rules:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [four months and one day from the Closing Date]."

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE."

(u)

the funds which will be advanced by the Subscriber to the Corporation hereunder will not  represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) (the "PCMLA") and Terrorist Financing Act (Canada) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of the knowledge of the Subscriber: (a) none of the subscription funds to be provided by the Subscriber: (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction; or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (b) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and will provide the Corporation with appropriate information in connection therewith;

(v)

the Subscriber has no knowledge of a "material fact" or "material change" (as those terms are defined in the applicable Securities Laws) in the affairs of the Corporation that has not been generally disclosed to the public;

(w)

the representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon in determining the suitability of a purchaser of Common Shares and will be true and correct at the Closing Time on the Closing Date and will survive the completion of the issuance of the Common Shares. The Subscriber undertakes to immediately notify the Corporation at 1501 McGill College, Montréal, Québec, H3A 3M8; Attention: Paul Carmel, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time on the Closing Date; and

(x)

the Subscriber agrees to indemnify and hold harmless the Corporation, and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any false representation or warranty of the Subscriber contained herein or in any document furnished by the

Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith.

4.	Representations, Warranties and Covenants of the Corporation

The Corporation hereby represents, warrants and covenants and agrees to and with the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

(a)

the Corporation is incorporated and organized and existing under the laws of Québec, is qualified to carry on its business and is in good standing in each jurisdiction in which the conduct of its business or the ownership, leasing or operation of its property and assets requires such qualification, and has all requisite corporate power and authority to carry on its business, to own, lease and operate its property and assets and to execute, deliver and perform its obligations under this Agreement, including the issuance of the Common Shares;

(b)

the Corporation has conducted and is conducting its business in compliance with all applicable laws, rules and regulations of each jurisdiction in which its business is carried on and holds all necessary licenses, permits, approvals, consents, certificates, registrations and authorizations (whether governmental, regulatory or otherwise) (the "Licenses") to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated, and the Licenses are validly existing and in good standing and none of the Licenses contains any burdensome term, provision, condition or limitation which has or may have a materially adverse effect on the operation of the business of the Corporation as now carried on or as proposed to be carried on;

(c)	the authorized capital of the Corporation consists of an unlimited number of common shares, with no par value;

(d)

the Corporation is a qualified issuing corporation under the Québec Stock Savings Plan II (QSSP II) in accordance with the Taxation Act (Québec) and the Common Shares qualify as qualifying shares upon issuance for inclusion in a QSSP II in accordance with applicable legislation for qualified investment funds;

(e)	the Corporation will use the net proceeds of the Offering for general working capital purposes;

(f)

the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Corporation or any agreement to which the Corporation is a party or by which it is bound, or any of the Corporation's constating documents

(g)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Corporation;

(h)	the Commons Shares are or will be validly issued, fully paid, free from all liens, charges, claims, encumbrances and not subject to any call;

(i)

each consent, authorization, order or approval of, or filing or registration with, any governmental authority or other regulatory body or other third party required on or prior to the Closing Date for or in connection with the execution by the Corporation of this Subscription Agreement and the performance of the obligations to be assumed by this Subscription Agreement by the Corporation has been duly obtained and made and constitutes legal, valid, binding and enforceable obligations of the Corporation in accordance with its terms;

(j)

all information relating to the Corporation which might be relevant or material in connection with the transactions contemplated by this Subscription Agreement has been generally disclosed to the public through public announcements or disclosures by the Corporation to the TSX and/or NYSE MKT; and

(k)

there are no legal proceedings started or threatened against the Corporation (to the best of the knowledge of the Corporation after making due and careful enquiries) for its winding- up or dissolution, or for it or any of them to enter into any arrangement for composition for the benefit of creditors, or for the appointment of a receiver, judicial manager, trustee or similar officer of any of them or any of their respective properties, revenues or assets.

5.	Closing

(a)

The Subscriber agrees to deliver to the Corporation at closing: (a) this duly completed and executed Subscription Agreement (including, if the Subscriber, or the disclosed principal on whose behalf it is acting, is not a person resident in Canada, a Representation Letter in the form attached as Exhibit I); and (b) payment, in such manner as is acceptable to the Corporation and as directed by the Corporation, for the aggregate subscription price of the Common Shares subscribed for under this Subscription Agreement.

(b)	The Closing will be held at the offices of the Corporation's counsel at the Closing Time on the Closing Date.

(c)

The Subscriber acknowledges that the certificates representing the Common Shares will be available for delivery upon Closing against payment of the aggregate subscription price for the Common Shares provided that the Subscriber has satisfied all applicable requirements of Section (a) hereof and the Corporation has accepted this Subscription Agreement.

(d)

The Corporation will be entitled to rely on delivery of a facsimile or scanned copy of executed Subscription Agreements, and acceptance by the Corporation of such agreements shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

6.	Privacy Legislation

The Subscriber acknowledges and consents to the fact that the Corporation is collecting the Subscriber's (and any beneficial purchaser for which the Subscriber is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada)

and any other applicable similar replacement or supplemental provincial or federal, or United States or any state, legislation or laws in effect from time to time) for the purpose of completing the Subscriber's subscription. The Subscriber acknowledges and consents to the Corporation retaining the personal information for so long as permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Corporation may be required by applicable Securities Laws, stock exchange rules and/or the Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser for which the Subscriber is contracting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Subscriber is contracting.

7.	Subscriber Acknowledgement

In addition, the Subscriber agrees and acknowledges that:

(a)

the Corporation will deliver certain personal information, including information regarding the name, address, telephone number and amount subscribed for, to the securities regulatory authorities, including the Ontario Securities Commission, the TSX, the NYSE MKT and the Autorité des marchés financiers, as applicable;

(b)	the information is being collected indirectly by the securities regulatory authorities under authority granted to them in securities legislation;

(c)	the information is being collected for the purposes of the administration and enforcement of such securities legislation; and

(d)

the Subscriber can contact the Administrative Support Clerk at the Ontario Securities Commission at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, (416) 593-3684 for information regarding the collection and use of this personal information by the Ontario Securities Commission.

8.	Conditional upon NYSE MKT and TSX Approvals

Without limitation, this subscription and the transactions contemplated hereby are conditional upon and subject to the Corporation receiving the required TSX and NYSE MKT approvals of this subscription and the transactions contemplated hereby.

9 .	Assignment

The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided however, that this Subscription Agreement may not be assigned by either party without the consent of the other party.

10 .	General

(a)	The contract arising out of this Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Québec and the laws of Canada applicable therein. The Subscriber and the Corporation each irrevocably attorn to the jurisdiction of the courts of the Province of Québec.

(b)	Time shall be of the essence hereof.

(c)

This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

(d)

The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Common Shares to the Subscriber shall be borne by the Subscriber.

(e)

The Subscriber acknowledges and agrees that the acceptance of the Subscription Agreement will be conditional among other things upon the sale of the Common Shares to the Subscriber being exempt from any prospectus requirements of all applicable Securities Laws.

(f)

The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Common Shares be drawn up in the English language only. Le souscripteur reconnaît par les présentes avoir consenti et exigé que tous les documents faisant foi ou se rapportant de quelque manière à la vente des actions ordinaires soient rédigés en anglais seulement.

(g)	The covenants, representations and warranties contained herein shall survive the Closing.

EXHIBIT I

REPRESENTATION LETTER
FOR NON-CANADIAN SUBSCRIBERS

To: Richmont Mines Inc.

The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, further represents, warrants and covenants to and with the Corporation and its counsel (and acknowledges that the Corporation and its counsel are relying thereon) that it is, and (if applicable) any disclosed beneficial purchaser for whom it is contracting hereunder is, a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than Canada, and:

(a)	the Subscriber is, and (if applicable) any other purchaser for whom it is contracting hereunder, is:

(i)

a purchaser that is recognized by the securities regulators in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is contracting hereunder is resident or otherwise subject to the securities laws of such jurisdiction as an exempt purchaser and (subject to (b)(i) below) is purchasing the Common Shares as principal for its, or (if applicable) each such other purchaser's, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution and no other person, corporation, firm or other organization has a beneficial interest in the said securities being purchased, or purchasing the securities as agent or trustee for the principal disclosed on the face page of this Agreement and each disclosed principal for whom the Subscriber is acting is purchasing as principal for its own account, and not for the benefit of any other person, and is purchasing for investment only and not a view to resale or distribution; or

(ii)

a purchaser which is purchasing Common Shares pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Corporation, the Subscriber and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Subscriber and any such other purchaser are otherwise subject to, and the Subscriber and any such other purchaser shall deliver to the Corporation such further particulars of the exemption and their qualification thereunder as the Corporation may reasonably request;

(b)	if the Subscriber is resident in or otherwise subject to applicable securities laws of the United States:

(i)	it understands and agrees that the Common Shares have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and the Common Shares are being offered and sold by the Corporation, to the Subscriber in reliance upon Rule 506 of Regulation D or Section 4(2) under the U.S. Securities Act;

(ii)	the undersigned represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

2

(a) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits, and risks of the investment and it is able to bear the economic risk of loss of the investment;

(b) it is purchasing the Common Shares for its own account or for the account of one or more persons for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Common Shares in the United States; provided, however, that the Subscriber may sell or otherwise dispose of any Common Shares pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(c) it, and if applicable, each person for whose account it is purchasing the Common Shares satisfies one or more of the categories of "accredited investor" indicated below (the Subscriber must initial the appropriate line(s)):

________	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

________	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

________	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or

________	Category 4.	An insurance company as defined in Section 2(13) of the U.S Securities Act; or

________	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

________	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

________	Category 7.	A small business investment company licensed by the U. S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

________	Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

3

________	Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U. S. $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons who are accredited investors; or

________	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

[EM]	Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

________	Category 12.	Any director or executive officer of the Corporation; or

________	Category 13.	A natural person whose individual net worth, or joint net worth with that person's spouse (exclusive of the value of such person's primary residence), at the date hereof exceeds U.S.$ 1,000,000; or

________	Category 14.	A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

________	Category 15.	A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

________	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(d) it has not purchased the Common Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(e) it understands that if it decides to offer, sell or otherwise transfer the Common Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i) the transfer is to the Corporation;

4

(ii) the transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii) the transfer is made in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or

(iv) the securities are transferred in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities; and

(v) in the case of transfers pursuant to (iii) or (iv) above, it has prior to such sale furnished to the Corporation an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Corporation;

(iii)	it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state securities laws and regulations, the certificates representing the Common Shares will bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS, AND IN EACH CASE OF (C) OR (D) THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. IF THE SECURITIES ARE BEING SOLD AT ANY TIME THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN RULE 902 UNDER THE U.S. SECURITIES ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM THE CORPORATION'S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION IN THE FORM SET FORTH IN APPENDIX I OF EXHIBIT I OF THE SUBSCRIPTION AGREEMENT DATED [SEPTEMBER XX, 2012] TO THE CORPORATION AND THE CORPORATION'S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT."

5

provided, that if the Common Shares are being sold under clause (B) above, at a time when the Corporation is a "foreign issuer" as defined in Rule 902 under the U.S. Securities Act, the legend set forth above may be removed by providing a declaration in the form attached as Appendix I to this Exhibit I to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the U.S. Securities Act;

(iv)	if any of the Common Shares are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Corporation's transfer agent of an opinion reasonably satisfactory to the Corporation to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(v)	it understands and acknowledges that the Corporation is not obligated to remain a "foreign issuer" within the meaning of Regulation S under the U. S. Securities Act;

(vi)	it has had the opportunity to ask questions of and receive answers from the Corporation regarding the investment, and has received all the information regarding the Corporation that it has requested;

(vii)	it understands that the Corporation may instruct its registrar and transfer agent not to record any transfer of any securities of the Corporation without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws;

(viii)

it consents to the Corporation making a notation on its records or giving instructions to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;

(ix)

it understands and acknowledges that the Corporation has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Common Shares in the United States;

(x)

it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Common Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such securities. In particular, no determination has been made whether the Corporation will be a "passive foreign investment company" ("PFIC") within the meaning of Section 1291 of the United States Internal Revenue Code;

(xi)

the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Common Shares is the address listed on the face page of the Subscription Agreement;

(xii)

it acknowledges that the representations, warranties and covenants contained in this Agreement are made by it with the intent that they may be relied upon by the Corporation in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Common Shares. It agrees that by accepting Common Shares it shall be representing and warranting that the

6

representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Common Shares and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities; and

(xiii)	The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

Dated at Boston, MA this 25th day of September,2012.

Brookdale Global Opportunity Fund
Name of Subscriber

By: /s/ Eitan Milgram
Signature

Eitan Milgram

Title:	Executive Vice President of WAM GP LLC,
as General Partner of Weiss Asset Management L.P.
as Investment Manager of Brookdale Global Opportunity Fund

APPENDIX I

FORM OF DECLARATION FOR REMOVAL OF U.S. LEGEND

To	Richmont Mines Inc. (the "Corporation")
and its Transfer Agent Computershare Investor Services Inc.

The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and (B) certifies that (1) the undersigned is not (a) an "affiliate" of the Corporation (as that term is defined in Rule 405 under the U.S. Securities Act), (b) a "distributor" or (c) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a "designated offshore securities market", and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of "washing off” the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated ________ 20__.	X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

SUBSCRIPTION FOR COMMON SHARES

(For Canadian Subscribers)

TO: Richmont Mines Inc. (the "Corporation")

The undersigned (hereinafter referred to as the "Subscriber") hereby subscribes for and agrees to purchase from the Corporation the number of common shares of the capital of the Corporation (each a "Common Share") to be issued for the aggregate consideration set forth below, representing a subscription price of Cdn$4.35 per Common Share (the "Offering Price"), upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription Agreement for Common Shares of Richmont Mines Inc." attached hereto (together with the face pages, the "Subscription Agreement").

Number of Common Shares: 23,000
Paul Carmel			Price Per Common Share: $4.35
(Name of Subscriber – please print)			Aggregate Consideration:	$100,050.00

By:	/s/ Paul Carmel
Authorized Signature
Beneficial Subscriber Information (if not the same as Subscriber)
President and CEO
(Official Capacity or Title – please print)

Please print name of individual whose signature appears above if different than the name of the subscriber printed above.			(Name of Beneficial Subscriber for whom subscriber is contracting)

(Beneficial Subscriber’s Residential Address)

(Subscriber’s Residental Address)
(Telephone Number)

(Fax Number)
	(Telephone Number)	(E-mail Address)

(Email Address)

Register the Common Shares as set forth below:			Deliver the Common Shares as set forth below:

Paul Carmel			Paul Carmel
(Name)			(Name)

(Account reference, if applicable)			(Account reference, if applicable)

(Address)			(Contact Name)

(Address)

2

A.	Present Ownership of Securities

The Subscriber either [check appropriate box]:

[ ]	owns directly or indirectly, or exercises control or direction over, no common shares of the Corporation or securities convertible into common shares in the capital stock of the Corporation; or

[ X ]
owns directly or indirectly, or exercises control or direction over, 30,000 common shares of the Corporation and convertible securities entitling the Subscriber to acquire an additional 0 common shares in the capital stock of the Corporation.

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement Sept. 25, 2012

Richmont Mines Inc.

Per:	/s/ H. Greg Chamandy
Authorized Signatory
H. Greg Chamandy, Chairman

SUBSCRIPTION FOR COMMON SHARES

(For Canadian Subscribers)

TO: Richmont Mines Inc. (the "Corporation")

The undersigned (hereinafter referred to as the "Subscriber") hereby subscribes for and agrees to purchase from the Corporation the number of common shares of the capital of the Corporation (each a "Common Share") to be issued for the aggregate consideration set forth below, representing a subscription price of Cdn$4.35 per Common Share (the "Offering Price"), upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription Agreement for Common Shares of Richmont Mines Inc." attached hereto (together with the face pages, the "Subscription Agreement").

Number of Common Shares: 10,000
Christian Pichette			Price Per Common Share: $4.35
(Name of Subscriber – please print)			Aggregate Consideration:	$43,500

By:	/s/ Christian Pichette
Authorized Signature
Beneficial Subscriber Information (if not the same as Subscriber)
Executive vice president & COO
(Official Capacity or Title – please print)

Please print name of individual whose signature appears above if different than the name of the subscriber printed above.			(Name of Beneficial Subscriber for whom subscriber is contracting)

(Beneficial Subscriber’s Residential Address)

(Subscriber’s Residental Address)
(Telephone Number)

(Fax Number)
	(Telephone Number)	(E-mail Address)

(Email Address)

Register the Common Shares as set forth below:			Deliver the Common Shares as set forth below:

(Name)			(Name)

(Account reference, if applicable)			(Account reference, if applicable)

(Address)			(Contact Name)

(Address)

2

A.	Present Ownership of Securities

The Subscriber either [check appropriate box]:

[ ]	owns directly or indirectly, or exercises control or direction over, no common shares of the Corporation or securities convertible into common shares in the capital stock of the Corporation; or

[ X ]
owns directly or indirectly, or exercises control or direction over, 40,000 common shares of the Corporation and convertible securities entitling the Subscriber to acquire an additional 10,000 common shares in the capital stock of the Corporation.

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement Sept. 25, 2012

Richmont Mines Inc.

Per:	/s/ Paul Carmel
Authorized Signatory
Paul Carmel President & CEO

SUBSCRIPTION FOR COMMON SHARES

(For Canadian Subscribers)

TO: Richmont Mines Inc. (the "Corporation")

The undersigned (hereinafter referred to as the "Subscriber") hereby subscribes for and agrees to purchase from the Corporation the number of common shares of the capital of the Corporation (each a "Common Share") to be issued for the aggregate consideration set forth below, representing a subscription price of Cdn$4.35 per Common Share (the "Offering Price"), upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription Agreement for Common Shares of Richmont Mines Inc." attached hereto (together with the face pages, the "Subscription Agreement").

Number of Common Shares: 60,000
Eberhard Scherkus			Price Per Common Share: $4.35
(Name of Subscriber – please print)			Aggregate Consideration:	$261,000

By:	/s/ Eberhard Scherkus
Authorized Signature
Beneficial Subscriber Information (if not the same as Subscriber)

(Official Capacity or Title – please print)

Please print name of individual whose signature appears above if different than the name of the subscriber printed above.			(Name of Beneficial Subscriber for whom subscriber is contracting)

(Beneficial Subscriber’s Residential Address)

(Subscriber’s Residental Address)
(Telephone Number)

(Fax Number)
	(Telephone Number)	(E-mail Address)

(Email Address)

Register the Common Shares as set forth below:			Deliver the Common Shares as set forth below:

Eberhard Scherkus
(Name)			(Name)

(Account reference, if applicable)			(Account reference, if applicable)

(Address)			(Contact Name)

(Address)

2

A.	Present Ownership of Securities

The Subscriber either [check appropriate box]:

[ X ]	owns directly or indirectly, or exercises control or direction over, no common shares of the Corporation or securities convertible into common shares in the capital stock of the Corporation; or

[ ]
owns directly or indirectly, or exercises control or direction over, ________ common shares of the Corporation and convertible securities entitling the Subscriber to acquire an additional ________ common shares in the capital stock of the Corporation.

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement Sept. 25, 2012

Richmont Mines Inc.

Per:	/s/ Paul Carmel
Authorized Signatory
Paul Carmel President & CEO

SUBSCRIPTION FOR COMMON SHARES

(For Canadian Subscribers)

TO: Richmont Mines Inc. (the "Corporation")

The undersigned (hereinafter referred to as the "Subscriber") hereby subscribes for and agrees to purchase from the Corporation the number of common shares of the capital of the Corporation (each a "Common Share") to be issued for the aggregate consideration set forth below, representing a subscription price of Cdn$4.35 per Common Share (the "Offering Price"), upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription Agreement for Common Shares of Richmont Mines Inc." attached hereto (together with the face pages, the "Subscription Agreement").

Number of Common Shares: 919,540
	FDS INV REA II Natcan Transitoire acting through its manager Fiera Capital Corporation		Price Per Common Share: $4.35
	(Name of Subscriber – please print)		Aggregate Consideration:	$3,999,999.00

By:	/s/ Robert Trepamier /s/ Pierre Blanchette
Authorized Signature
	1. Senior Vice-President, Operations and I.T.		Beneficial Subscriber Information (if not the same as Subscriber)
2. Senior Vice-President, Finance
(Official Capacity or Title – please print)
- Not Applicable -
	Please print name of individual whose signature appears above if different than the name of the subscriber printed above.		(Name of Beneficial Subscriber for whom subscriber is contracting)
1. Robert Trepamier
2. Pierre Blanchette
(Beneficial Subscriber’s Residential Address)

(Subscriber’s Residental Address)
(Telephone Number)

(Fax Number)
	(Telephone Number)	(E-mail Address)

(Email Address)

	Register the Common Shares as set forth below:		Deliver the Common Shares as set forth below:

	(Name)		(Name)

	- See Appendix A Attached -		- See Appendix A Attached -
	(Account reference, if applicable)		(Account reference, if applicable)

	(Address)		(Contact Name)

(Address)

2

A.	Present Ownership of Securities

The Subscriber either [check appropriate box]:

[ ]	owns directly or indirectly, or exercises control or direction over, no common shares of the Corporation or securities convertible into common shares in the capital stock of the Corporation; or

[ X ]
owns directly or indirectly, or exercises control or direction over, 495,340common shares of the Corporation and convertible securities entitling the Subscriber to acquire an additional 0 common shares in the capital stock of the Corporation.

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement Sept. 25, 2012

Richmont Mines Inc.

Per:	/s/ Paul Carmel
Authorized Signatory
Paul Carmel President & CEO